UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑	Definitive information statement

MLIG Variable Insurance Trust

(Name of Registrant as Specified in its Charter)

     Payment of filing fee (check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

1

MLIG VARIABLE INSURANCE TRUST
1700 Merrill Lynch Drive, Pennington, NJ 08534

ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

INFORMATION STATEMENT
February 7, 2008

THIS INFORMATION STATEMENT DOES NOT RELATE TO A MEETING OF THE PORTFOLIO’S SHAREHOLDERS OR TO ANY ACTION BY SHAREHOLDERS. THIS INFORMATION STATEMENT IS NOT A PROXY STATEMENT AND THE TRUST IS NOT SOLICITING PROXIES. PLEASE DO NOT SEND US A PROXY.

This information statement is being furnished on behalf of the board of trustees (the “Board”) of the MLIG Variable Insurance Trust (the “Trust”) by Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) to owners of certain variable annuity and variable life insurance contracts (“variable contracts”) issued by MLLIC and MLLICNY, respectively. As of November 13, 2007, each such variable contract had contract value allocated to a separate account of MLLIC or MLLICNY and was invested in shares of the Trust representing an interest in the Roszel/Rittenhouse Large Cap Growth Portfolio (the “Portfolio”), an investment portfolio of the Trust.

Rittenhouse Asset Management, Inc. (“Rittenhouse”) is the investment subadviser for the Portfolio. Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). On June 19, 2007, Nuveen entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of Nuveen by Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois (the “Transaction”).

To the extent that the Transaction may be deemed to be a technical “assignment” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the subadvisory agreement between Roszel Advisors, LLC (“Roszel Advisors”) and Rittenhouse (the “Old Agreement”) because of a change in control of the parent company of Rittenhouse, the Old Agreement would terminate in accordance with the terms of the 1940 Act. In anticipation of the Transaction, on September 20, 2007, the Board, at an “in person” meeting, considered the details of the Transaction and the services provided by Rittenhouse and determined that it wished to retain Rittenhouse as the subadviser to the Portfolio after the completion of the Transaction. Thus, at the September 20th meeting, the Board approved a new subadvisory agreement on behalf of the Portfolio between Roszel Advisors and Rittenhouse to take effect immediately after the completion of the Transaction (the “New Agreement”). The Transaction was completed on November 13, 2007.

The Board approved the New Agreement, dated November 13, 2007, without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust’s investment manager, Roszel Advisors, by the Securities and Exchange Commission on November 19, 2002 (the “exemptive order”). The exemptive order permits Roszel Advisors, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory contracts, without obtaining shareholder approval. The Old Agreement was approved by the original shareholder of the Portfolio on July 1, 2002.

Pursuant to the terms of the exemptive order, this information statement is being provided to owners of variable contracts (“contract owners”). This information statement describes the circumstances surrounding the Board’s approval of the New Agreement and provides you with an overview of its terms. Contract owners do not need to take any action; this statement is provided for your information only. The approximate mailing date of this information statement is February 11, 2008.

GENERAL INFORMATION

MLIG Variable Insurance Trust

The Trust is a statutory trust organized in the state of Delaware on February 14, 2002. It is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each portfolio representing fractional undivided interests in that portfolio.

The Trust currently offers each series of its shares to one or more separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable annuity or variable life insurance contracts issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the variable contracts issued through it.

Although the Board includes as members only trustees who are not “interested persons” as defined in the 1940 Act (“independent trustees”), certain officers of the Trust are also officers of Roszel Advisors. J. David Meglen serves as the vice president of the Trust and also serves as vice president and chief operating officer of Roszel Advisors. Ann Strootman serves as treasurer and chief financial officer of the Trust and also serves as the treasurer of Roszel Advisors. Barry Skolnick serves as the secretary and chief compliance officer of the Trust and also serves as chief compliance officer of Roszel Advisors.

Voting Securities and Beneficial Ownership

Although shareholders are not being asked to approve or disapprove or otherwise vote on any matter discussed in this information statement, the following generally describes voting rights of shareholders and contract owners.

With regard to Portfolio matters for which the 1940 Act requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from owners of variable contracts having a voting interest in a MLLIC or MLLICNY separate account investing in the Portfolio. Each share has one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value and votes are counted on an aggregate basis except as to matters where the interests of the Portfolio differ from those of other portfolios (such as approval of an investment management agreement or a change in the Portfolio’s fundamental investment restrictions). In such a case, the voting is on a portfolio-by-portfolio basis.

Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as shares for which instructions have been received. Because of this voting system, it is possible that a relatively small number of contract owners could determine the outcome of a vote. However, neither MLLIC nor MLLICNY will vote its shares if it does not receive voting instructions attributable to at least 10% of the shares that it holds.

The table below sets forth the Portfolio’s net asset value per share and number of outstanding shares as of November 13, 2007:

	Net Asset Value Per Share	Shares Outstanding
Roszel/Rittenhouse Large
Cap Growth Portfolio	$10.51	595,988.190

As of November 13, 2007, the following insurance company separate account owned more than 5% of the Portfolio:

Account	Percentage of Ownership
Merrill Lynch Life Variable Annuity Separate Account C	100%

As of November 13, 2007, no contract owners owned variable contracts that individually or in the aggregate had a total interest in the Portfolio of greater than 5%.

As of November 13, 2007, the Trust’s officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in the Portfolio.

Roszel Advisors

Pursuant to an investment management agreement first approved by the Board on June 5, 2002, and most recently reapproved on March 16, 2007, and subject to the authority of the Board, Roszel Advisors serves as the Trust’s investment manager. The investment management agreement was approved by the original shareholder of the Trust on July 1, 2002. Roszel Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. Its principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.

Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each portfolio according to its investment objective and strategies. Roszel Advisors has engaged at least one subadviser for each portfolio to act as that portfolio’s investment subadviser to provide day-to-day portfolio management.

The Portfolio pays Roszel Advisors a management fee based on the average daily net assets of the Portfolio at the annual rate of 0.80%. The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The current limit for the Portfolio is 1.10% as an annual rate of average daily net assets. The expense limitation agreement is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust’s Board.

Section 15(a) of the 1940 Act generally requires that a majority of the Portfolio’s outstanding voting securities approve any subadvisory agreement for the Portfolio. However, the exemptive order permits Roszel Advisors to use a “manager of managers” approach to selecting and supervising subadvisers to manage the investments of the Portfolio and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the “manager of managers” approach, Roszel Advisors selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Pursuant to the exemptive order, Roszel Advisors may replace the Portfolio’s subadviser, or add another subadviser for the Portfolio, without imposing the costs and delays of obtaining shareholder approval.

INVESTMENT SUBADVISER

Rittenhouse Asset Management, Inc.

Rittenhouse has served as the subadviser to the Portfolio since its inception. As of December 31, 2006, Rittenhouse had approximately $4 billion in assets under management. Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc. Its principal business address is Five Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087-4599.

A team of investment professionals manages the Portfolio. The following individuals are primarily responsible for the day-to-day management of the assets of the Portfolio: John Philips Waterman, Daniel C. Roarty, James J. Jolinger, William Lacy Conrad, Nancy M. Crouse, Robert A. Norton, Jr. and Leonard Harold McCandless.

John Philips Waterman, CFA — Business Background: Rittenhouse Asset Management, Inc., Chief Investment Officer (10/00 to Present); Rittenhouse Asset Management, Inc., Managing Director — Investments (9/97 to 10/00); Rittenhouse Asset Management, Inc., Executive Committee (9/97 to 11/00); Rittenhouse Asset Management, Inc., Research and Investment Team Member (10/93 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present); Modern Group, Ltd, Director (9/90 to 6/04).

Daniel C. Roarty, CFA — Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager (01/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (5/01 to Present); Morgan Stanley, Vice President, Security Analyst (6/98 to 4/01).

James J. Jolinger — Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager and Director of Research (1/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (1/04 to Present); Morgan Stanley Investment Management, Inc., Portfolio Manager and Executive Director (4/97 to 9/03); Morgan Stanley Investment Management, Inc., Director of Research (4/97-12/00).

William Lacy Conrad — Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager, Executive Committee (9/97 to 11/00); Rittenhouse Asset Management, Inc., Research and Investment Team Member (3/91 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present).

Nancy M. Crouse, CFA — Business Background: Rittenhouse Asset Management, Inc., Portfolio Manager (4/05 to Present); Rittenhouse Asset Management, Inc., Registered Representative (4/05 to Present); Delaware Investment Advisers, Senior Vice President/Senior Portfolio Manager (9/93 to 3/05); Corestates Investment Advisers, Vice President (7/83 to 9/93); Philadelphia National Bank, Strategic Planning (1/83 to 7/83); Philadelphia National Bank, Credit Analyst (9/81 to 1/83).

Robert A. Norton, Jr., CFA — Business Background: Rittenhouse Asset Management, Inc., Vice President, Portfolio Manager (10/02 to present); Delaware Investment Advisers, Vice President (12/91 to 5/02); Delaware Investment Advisers, Assistant Vice President (1/90 to 12/91); Delaware Distributors, Inc., Product Manager — Equity Mutual Funds (2/86 to 12/89); First Union Bank, Major Account Representative (6/85 to 2/86); Fidelity Investments, Senior Trader/Assistant Supervisor (11/82 to 5/85).

Leonard Harold McCandless, CFA — Business Background: The Rittenhouse Trust Company, Director (1/90 to Present); Rittenhouse Asset Management, Inc., V.P., Portfolio Manager (12/89 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (12/89 to Present); AAA Mid Atlantic Automobile Club and its subsidiary, Keystone Insurance Company, Financial Consultant (10/87 to Present).

Appendix A lists the principal executive officer and directors of Rittenhouse. Appendix B lists other funds managed by Rittenhouse with an investment objective similar to that of the Portfolio.

INVESTMENT SUBADVISORY AGREEMENTS

Information Concerning the Subadvisory Agreements

The following discussion of the New Agreement is qualified in its entirety by reference to the form of the agreement, which is attached hereto as Exhibit A.

The New Agreement is materially identical to the Old Agreement with the exception of the effective date. Thus, the duties that Rittenhouse is required to perform under the New Agreement are the same as it was required to perform under the Old Agreement.

Pursuant to the New Agreement, Rittenhouse manages the investment and reinvestment of the Portfolio’s assets, subject to the oversight and supervision by Roszel Advisors and the officers and the Board. Under the terms of the New Agreement, Rittenhouse furnishes continuously an investment program for the Portfolio and determines, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio should be held in various securities, cash or other investments. In this connection, Rittenhouse provides Roszel Advisors and the Trust’s officers and trustees with such reports and documentation as the latter should reasonably request regarding Rittenhouse’s management of the Portfolio’s assets.

The New Agreement provides that Rittenhouse is authorized to consider, in the selection of brokers and dealers to execute Portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which Rittenhouse believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. Pursuant to the New Agreement, Rittenhouse is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Rittenhouse. Moreover, Rittenhouse’s services under the New Agreement are not exclusive, and Rittenhouse is permitted to provide the same or similar services to other clients.

The New Agreement provides that Rittenhouse is not liable to Roszel Advisors, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of Rittenhouse or its officers, directors or employees, or reckless disregard by Rittenhouse of its duties under the New Agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The New Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding shares of the class representing an interest in the Portfolio on sixty days written notice to Roszel Advisors and Rittenhouse, or by Roszel Advisors, or by Rittenhouse, on sixty days written notice to the other. The New Agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between Roszel Advisors and the Trust.

The New Agreement provides that for the services rendered, the facilities furnished and the expenses assumed by Rittenhouse, Roszel Advisors will pay Rittenhouse a monthly fee based on the average daily net assets of the Portfolio at the following annual rates: 0.35% on the first $200 million; 0.27% on the next $200 million, and 0.25% on amounts in excess of $400 million. Such subadvisory fee is accrued daily and paid to Rittenhouse monthly. These are the same fee provisions that were included in the Old Agreement.

Subadvisory Fees

For the year ended December 31, 2006, Rittenhouse received $31,918 for subadvisory services to the Portfolio. This is the same amount that would have been paid had the New Agreement been in effect during the same time period.

Board Consideration of the Rittenhouse Subadvisory Agreement

Upon the recommendation of Roszel Advisors, at the September 20, 2007 meeting, the Board voted, on behalf of the Portfolio, to approve the New Agreement between Roszel Advisors and Rittenhouse to take effect immediately after the completion of the Transaction. At the September 20, 2007 meeting, the Board was presented with information that the Transaction was a growth-oriented buyout for Nuveen but would not result in any changes to Rittenhouse. Based on this information, the Board, with the assistance of independent counsel, concluded that the determinations it made at the March 16, 2007 meeting with respect to the approval of the Old Agreement were still valid, and the Board decided to approve the New Agreement based on the same determinations.

At the March 16, 2007 meeting, the Board reviewed information prepared by both Roszel Advisors and Rittenhouse. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolio, including fee, expense, and performance information. This report also ranked the Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds (“Comparable Group”), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio (“Competitor Group”).

The following discussion is not intended to be all-inclusive. With respect to the Old Agreement, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the Old Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determination was made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that Rittenhouse has been providing to the Portfolio and that Rittenhouse is expected to provide to the Portfolio in the future; (2) Rittenhouse’s investment, process; (3) the historical performance record of the Portfolio; (4) the structure of Rittenhouse and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (5) the anticipated costs of services provided and profits expected to be realized by Rittenhouse from serving as a subadviser to the Portfolio; (6) any indirect benefits (such as soft dollars) Rittenhouse would receive as a result of serving as a subadviser to the Portfolio; (7) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the subadvisory fee to be paid by the Portfolio compared to the subadvisory fee paid by similar portfolios.

In its evaluation, the Board considered that Rittenhouse is responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that Rittenhouse is responsible for (1) providing investment research and supervision of the Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

In considering the performance of the Portfolio, the Board noted that, while the Portfolio had underperformed its benchmark, the S&P 500 Index, for the period since the Portfolio’s inception, the Portfolio’s performance had improved vis-à-vis its benchmark and similar funds during 2006. Specifically, the Board noted that for the one year period ended December 31, 2006, the Portfolio ranked in the 1st quintile relative to both its Comparable Group and its Competitor Group, ranking 3rd out of 14 funds and 32nd out of 197 funds, respectively.

In reviewing performance, the Board also considered the small relative size of the Portfolio and the fact that the Portfolio is designed for use in the Consults Annuity and, therefore, is designed to be subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the “Consults Program”), a portfolio management program available to individual investors, so that investors have similar options for investment managers under both the Consults Annuity and the Consults Program.

Given the factors noted above, at the March 16, 2007 meeting, the Board concluded that there was a reasonable basis on which to conclude that Rittenhouse would be able to continue to provide satisfactory investment subadvisory services to the Portfolio.

When considering the subadvisory fee, the Board noted that the Portfolio’s overall management fee was one of the lowest in both its Comparable Group and its Competitor Group, ranking the 2nd lowest out of 14 funds, and 12th lowest out of 147 funds, respectively. At the March 16, 2007 meeting, the Board concluded that the subadvisory fee to be paid to Rittenhouse by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the subadvisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the subadvisory fee to be paid by Roszel Advisors was similar to the subadvisory fees paid for similar portfolios; (4) the relatively small amount of total subadvisory fees that Rittenhouse had received from Roszel Advisors for its services to the Portfolio since inception; and (5) that although Rittenhouse may receive benefits through “soft dollar” arrangements by which brokers provide research and execution services to Rittenhouse as part of the brokers’ provision of brokerage services to the Portfolio, this benefit was reasonable and consistent with the types of benefits generally derived by subadvisers to mutual funds.

Brokerage Transactions

Rittenhouse is primarily responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”).

Rittenhouse will only use MLPF&S to execute brokerage transactions for the Portfolio if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio’s securities transactions from taking into account MLPF&S’s promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, and any investment adviser (including subadvisers) and principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S’s promotion or sale of securities of any other registered investment company.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of the Portfolio, Rittenhouse is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Rittenhouse seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Rittenhouse generally seeks reasonably competitive spreads or commissions, the Portfolio does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Rittenhouse is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer’s execution capabilities; (2) the size of the transaction; (3) the difficulty of executing the transaction; (4) research, custody and other services provided by such brokers or dealers when Rittenhouse believes that such services will enhance its general portfolio management capabilities; (5) a broker or dealer’s operational facilities; (6) the risk to such a broker or dealer of positioning a block of securities; and (7) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, Rittenhouse considers research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolio; (b) affiliates of Rittenhouse; (c) affiliates of the subadvisers of other portfolios of the Trust; or (d) other clients of Rittenhouse or affiliates of such other clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include research reports on particular companies and industries. Such services are used by Rittenhouse in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers or dealers may be used by Rittenhouse in providing investment advisory services for the Portfolio.

On occasions when Rittenhouse determines that the purchase or sale of a security is in the best interest of the Portfolio as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which Rittenhouse or an affiliate acts as investment adviser), Rittenhouse, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by Rittenhouse in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

For the year ended December 31, 2006, the Portfolio paid aggregate brokerage commissions of $5,344.

Affiliated Brokerage Commissions

Subject to the above considerations, Rittenhouse may use a broker that is an affiliated person of the Trust or Roszel Advisors, such as MLPF&S, or a broker that is an affiliated person of Rittenhouse, to effect transactions on a securities exchange for the Portfolio it advises (an “affiliated broker”). In order for an affiliated broker to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board, which is composed entirely of independent trustees, has adopted procedures which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on Rittenhouse and/or its affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Rittenhouse may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the account of the Portfolio. The Board reviews and approves all of the Portfolio’s portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the fiscal year ended December 31, 2006, the Portfolio did not pay any commissions to affiliated brokers, within the meaning of the 1940 Act.

REPORTS AVAILABLE

Copies of the Trust’s annual report will be furnished without charge upon request. Such request should be directed to MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222, or call 1-800-535-5549.

SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Portfolio cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.

INQUIRIES

Shareholders or variable contract owners may make inquiries by contacting their registered sales representative or by writing or calling the Trust, MLLIC or MLLICNY.

OTHER INFORMATION

J.P. Morgan Investor Services Co. (“JPMIS”) provides certain administrative services to the Trust pursuant to an administration agreement between J.P. Morgan and the Trust. JPMIS is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

MLPF&S serves, without compensation from the Trust, as principal underwriter to the Trust pursuant to an agreement between MLPF&S and the Trust. MLPF&S is located at 4 World Financial Center, New York, New York 10080 and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

Appendix A

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
RITTENHOUSE ASSET MANAGEMENT, INC.

Name	Principal Occupation
John P. Amboian#	Chief Executive Officer, President and Director of Nuveen Investments, Inc., Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Nancy M. Crouse*	Chief Investment Officer, Rittenhouse Asset Management, Inc.

James J. Jolinger*	Director of Research of Rittenhouse Asset Management, Inc.

Mary E. Keefe#	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Advisors Inc., Nuveen Investments Institutional Services Group LLC, Santa Barbara Asset Management, Hyde Park, LLC, Richards & Tierney, Symphony Asset Management LLC and Rittenhouse Asset Management, Inc.

Daniel C. Roarty*	Managing Director of Rittenhouse Asset Management, Inc.

Margaret Woolley*	Director of Trading of Rittenhouse Asset Management, Inc.

John L. MacCarthy**	Nuveen Investments Advisers Inc., SVP & Secretary; Rittenhouse Asset Management, Inc., SVP & Secretary; Nuveen Asset Management, SVP & Secretary; Nuveen Investments, LLC, Senior Vice President & Secretary; Nuveen Investments, Inc., SVP, General Counsel; Nuveen Investments Institutional Services Group, LLC, Sr. Vice President and Secretary; Symphony Asset Management LLC - Secretary; Santa Barbara Asset Management, LLC — Secretary; NWQ Investment Management Company, LLC, — Secretary; NWQ Holdings, LLC — Sr. Vice President and Secretary; and Tradewinds Global Investors, LLC — Secretary

Glenn R. Richter**	Rittenhouse Asset Management, Inc. — Executive Vice President; Nuveen Asset Management, Executive Vice President; Nuveen Investments Advisers, Inc.- Executive Vice President; Nuveen Investments, LLC — Executive Vice President; Nuveen Investments Holdings, Inc.- Executive Vice President; and Nuveen Investments, Inc. — Executive Vice President, Chief Administrative Officer, Chief Operating Officer, Chief Accounting Officer and Principal Financial Officer

Stuart J. Cohen**	Nuveen Investments Advisers Inc., VP, Asst. Sec. & Asst. General Counsel; Nuveen Asset Management, VP, Asst. Sec. & Asst. General Counsel; Rittenhouse Asset Management, Inc., VP, Asst. Sec. & Asst. General Counsel; and NWQ Investment Management Company, LLC, Asst. Sec.

Larry Woods Martin**	Nuveen Asset Management, VP & Asst. Sec.; Nuveen Investments, LLC, VP, Asst. Sec. & Asst. General Counsel; Nuveen Investments, Inc., VP, Asst. Sec. & Asst. General Counsel; Rittenhouse Asset Management, Inc., VP & Asst. Sec.; and NWQ Investment Management Company, LLC, Asst. Sec.

Sherri A. Hlavacek**	Nuveen Investments, Inc., Vice President, Corporate Controller and Principal Accounting Officer; Nuveen Investments Advisers Inc., VP & Corporate Controller; Nuveen Asset Management, VP & Corporate Controller; Nuveen Investments, LLC, VP & Corporate Controller; Rittenhouse Asset Management, Inc., VP & Corporate Controller

Andrew Stenwall**	Nuveen Asset Management, Managing Director of Taxable Fixed Income and Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager

*The address of these individuals is Five Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087-4599.

#The address of these individuals is 333 W. Wacker Drive, Chicago, IL 60606.

**The address of this individual is 2049 Century Park East, 18th Fl.,, Los Angeles, CA 90067

Appendix B

The table below provides information about other registered investment companies advised or subadvised by Rittenhouse Asset Management, Inc. that have a similar investment objective to that of the Roszel/Rittenhouse Large Cap Growth Portfolio.

			Subject to Voluntary
		Rate of	or Contractual
Name of Fund or Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations(2)

Nuveen Rittenhouse
Growth Fund	113.29	.83%	Yes: 1.22%

(1)	Amounts are as of November 30, 2007 and are in millions.
(2)	As a percent of average daily net assets.

Exhibit A

     Form of Investment Sub-Advisory Agreement
for the
Roszel/Rittenhouse Large Cap Growth Portfolio

THIS INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), made this     day of                , 2007 by and between Roszel Advisors, LLC, a Delaware limited liability company (the “Advisor”), and Rittenhouse Asset Management, Inc., a Delaware corporation (the “Sub-Advisor”).

     Advisor and Sub-Advisor agree as follows:

1.     Advisor hereby engages the services of Sub-Advisor in connection with Advisor’s management of the Roszel/Rittenhouse Large Cap Growth Portfolio (the “Portfolio”) of MLIG Variable Insurance Trust (the “Trust”). Pursuant to this Agreement and subject to the oversight and supervision by Advisor and the officers and the board of trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of that portion of the assets of the Portfolio that the Advisor shall, from time to time, direct.

2.     Sub-Advisor hereby accepts appointment by Advisor in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3.     In particular, Sub-Advisor shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Advisor shall provide Advisor and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Advisor’s management of the Portfolio assets.

4.     Sub-Advisor shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Advisor in writing, and (c) applicable law and related regulations. Advisor shall promptly notify Sub-Advisor in writing of changes to (a) or (b) above and shall notify Sub-Advisor in writing of changes to (c) above promptly after it becomes aware of such changes.

     In particular, the Sub-Advisor shall be responsible to ensure that the Portfolio:
(a) complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the “Code”) and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) complies with the diversification requirements of Section 851 of the Code so that the Portfolio continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

1

     Sub-Advisor shall not consult with other sub-advisers of the Portfolio, or with sub-advisers of other investment portfolios of the Trust, concerning transactions in portfolio securities or other portfolio investments of the Portfolio.

5.     Sub-Advisor shall take all actions which it considers necessary to implement the investment policies of the Portfolio as these relate to the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Advisor is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio.

     To the extent permitted by the policy guidelines set forth in the Trust’s current registration statement, Sub-Advisor is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Advisor believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Advisor is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Advisor determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Advisor’s overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios which Sub-Advisor advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, when instructed to do so by either the Trust or the Advisor, Sub-Advisor agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust or Advisor (including brokers or dealers who are affiliated persons of the Trust or Advisor). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise. Notwithstanding the forgoing, in connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Advisor is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Trust’s board of trustees and set forth in the Trust’s current registration statement.

2

     Sub-Advisor also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Advisor. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. Advisor recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), Sub-Advisor may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Advisor considers equitable.

6.     Sub-Advisor’s services under this Agreement are not exclusive. Sub-Advisor may provide the same or similar services to other clients. Advisor acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require Sub-Advisor to give priority to the Portfolio over other client accounts or portfolios.

7.     Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor, the Trust or the Portfolio or otherwise be deemed agents of the Advisor, the Trust or the Portfolio.

8.     Sub-Advisor or an affiliated person of Sub-Advisor may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Advisor seek to obtain best execution and price within the policy guidelines determined by the Trust’s board of trustees and set forth in the Trust’s current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Advisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Trust’s board of trustees, Sub-Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for such services in addition to Sub-Advisor’s fees for services under this Agreement.

9.     The Advisor delegates the Advisor’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Sub-Advisor. The Sub-Advisor shall exercise these voting rights unless and until the Advisor revokes this delegation. The Advisor may revoke this delegation at any time without cause. The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Advisor’s voting procedures, and of the Sub-Advisor’s actual votes, and shall supply this record to the Advisor, or any authorized representative of the Advisor, upon the written request of the Advisor or the Advisor’s authorized representative, as appropriate.

3

10.     Nothing in this Agreement shall require Sub-Advisor to take or receive physical possession of cash, securities or other investments of the Portfolio.

11.     Sub-Advisor is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Advisor shall remain so registered throughout the term of this Agreement and shall notify Advisor immediately if Sub-Advisor ceases to be so registered as an investment adviser.

12.     Sub-Advisor: (a) is duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the “1940 Act”) or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Advisor of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13.     Advisor: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Advisor of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Advisor represents that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14.     Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Advisor and the Trust with a copy of that code, together with evidence of its adoption. Within 25 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Advisor shall certify to Advisor or the Trust that Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no material violations of Sub-Advisor’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Advisor or the Trust, Sub-Advisor shall permit representatives of Advisor or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Advisor by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

4

15.     For the services rendered, the facilities furnished and the expenses assumed by Sub-Advisor, Advisor shall pay Sub-Advisor at the end of each month a fee based on the average daily net assets of the Portfolio at the following annual rates:

0.35% on the first $200 million
0.27% on the next $200 million
and
0.25% on amounts in excess of $400 million

Sub-Advisor’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16.     Sub-Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio’s investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.

     Sub-Advisor agrees that all books and records which it maintains for the Portfolio or the Trust are the property of the Trust and further agrees to surrender promptly to the Advisor or the Trust any such books, records or information upon the Advisor’s or the Trust’s request (provided, however, that Sub-Advisor may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at Sub-Advisor’s offices. Advisor and the Trust or either of their authorized representative shall have the right to copy, at their expense, any records in the possession of Sub-Advisor which pertain to the Portfolio or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Advisor or the Trust.

5

     The Sub-Advisor agrees that the policies and procedures established by the Sub-Advisor for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Advisor and the Trust or either of their authorized representatives not less frequently than annually.

17.     Sub-Advisor agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Advisor or the Trust, or if such disclosure is required by federal or state regulatory authorities.

     Sub-Advisor may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of the Advisor, the Portfolio or the Trust. Sub-Advisor may, however, disclose that Advisor, the Trust and the Portfolio are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolio.

18.     In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor or its officers, trustees or employees, or reckless disregard by Sub-Advisor of its duties under this Agreement (together, “disabling conduct”), Sub-Advisor shall not be liable to Advisor, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Advisor of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19.     Sub-Advisor agrees to indemnify and defend Advisor, its officers, trustees, partners, employees and any person who controls Advisor for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about Sub-Advisor provided to Advisor by Sub-Advisor.

     Sub-Advisor agrees to indemnify and defend Advisor, its officers, trustees, partners, employees and any person who controls Advisor for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Advisor’s failure to ensure that the Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) complies with the diversification requirements of Section 851 of the Code so that the Portfolio continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

6

20.     Advisor agrees to indemnify and defend Sub-Advisor, its officers, trustees, partners, employees and any person who controls Sub-Advisor for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about Sub-Advisor approved by the Sub-Advisor or provided to Advisor or the Trust by Sub-Advisor).

21.     The Sub-Advisor agrees to permit the Advisor and the Trust to use its name, along side the Advisor’s name, in the Portfolio’s name and in descriptions of the Portfolio, as these appear in the Trust’s prospectus(es) and/or sales literature related to the Portfolio, provided, however, that the Advisor and the Trust shall cease such use of the Sub-Advisor’s name in the event that this Agreement is terminated.

22.     This Agreement shall not become effective unless and until it is approved by the board of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Trust’s stock representing an interest in the Portfolio. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of trustees of the Trust, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

23.     Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Trust’s board of trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Advisor and Sub-Advisor, or by the Advisor, or by the Sub-Advisor, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Advisor and the Trust regarding the Advisor’s management of the Portfolio.

24.     This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Trust shares of the class representing an interest in the Portfolio.

25.     The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding shares of the class” means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

7

26.     This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

27.     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Roszel Advisors, LLC

By:

Name: John Manetta

Title: President

ATTEST:

Rittenhouse Asset Management, Inc.

By:

Title:

ATTEST: